     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 17, 1998


                                                      REGISTRATION NO. 333-42481
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                 POST-EFFECTIVE

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  BLOUNT, INC.

                           BLOUNT INTERNATIONAL, INC.
          (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                                 63-0593908
                   DELAWARE                                      63-0780521
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBERS)

                           4520 EXECUTIVE PARK DRIVE
                           MONTGOMERY, AL 36116-1602
                                 (334) 244-4000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                HAROLD E. LAYMAN
                           BLOUNT INTERNATIONAL, INC.
                           4520 EXECUTIVE PARK DRIVE
                         MONTGOMERY, ALABAMA 36116-1602
                                 (334) 244-4000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

              DAVID LOPEZ, ESQ.                            MARY A. BERNARD, ESQ.
      CLEARY, GOTTLIEB, STEEN & HAMILTON                      KING & SPALDING
              ONE LIBERTY PLAZA                         1185 AVENUE OF THE AMERICAS
           NEW YORK, NEW YORK 10006                       NEW YORK, NEW YORK 10036
                (212) 225-2000                                 (212) 556-2100

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable following the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

Commission Registration Fee.................................  $ 44,250
Accounting Fees and Expenses................................  $ 50,000
Trustees' Fees and Expenses.................................  $  2,000
Printing Fees...............................................  $ 35,000
Rating Agency Fees..........................................  $ 82,500
Legal Fees and Expenses.....................................  $170,000
Miscellaneous...............................................  $ 10,000
                                                              --------
     Total..................................................  $393,750
                                                              ========

---------------
* All amounts are estimated except for the Commission registration fee.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware Corporation Law authorizes a court to award, or a corporation to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification under certain circumstances against liabilities (including expenses incurred) arising under the securities laws.
Article VI of the By-laws of each of Blount and the Company provides for indemnification of the respective company's directors and officers against certain liabilities, including certain liabilities under the securities laws, incurred in their capacity as such.

     The Underwriting Agreement (Exhibit 1 hereto) provides for indemnification by each Underwriter of the Company and Blount and, each of their directors, each of their officers who signs this Registration Statement and each person who controls the Company or Blount within the meaning of the Securities Act of 1933, as amended, from certain liabilities under the securities laws.

     In addition, the Company and Blount maintain officers' and directors' liability insurance.

ITEM 16.  EXHIBITS.


  *1     Form of Underwriting Agreement.
   2     Stock Purchase Agreement, dated November 4, 1997, by and
         among Blount, Inc., Hoffman Enclosures Inc., Pentair, Inc.
         and Federal-Hoffman, Inc., relating to the acquisition of
         Federal Cartridge Company (filed by incorporation by
         reference to Exhibit 2 to Form 8-K dated November 4, 1997, file no. 001-11549).
  *4(a)  Form of Indenture relating to the Notes and Guarantee between the Company, the Guarantor and LaSalle National
         Bank, as Trustee.
   4(b)  Form of Note and Guarantee (included in Sections 202 and 203 of Exhibit 4(a) above).
  *5     Opinion of Cleary, Gottlieb, Steen & Hamilton as to legality of the Notes and Guarantee.
 *12     Computation of ratio of earnings to fixed charges.
 *23(a)  Consent of Coopers & Lybrand L.L.P., Independent
         Accountants.
 *23(b)  Consent of Deloitte & Touche LLP, Independent Auditors.
  23(c)  Consent of Cleary, Gottlieb, Steen & Hamilton (included in their opinion filed as Exhibit 5).

 *24     Powers of Attorney.
  25     Form T-1 Statement of Eligibility and Qualification of
         LaSalle National Bank under the Trust Indenture Act of 1939.


---------------
     * Previously filed.

ITEM 17.  UNDERTAKINGS.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     The undersigned registrants hereby undertake that:

          For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          For purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual reports pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANTS CERTIFY THAT THEY HAVE REASONABLE GROUNDS TO BELIEVE THAT THEY MEET ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAVE DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT THERETO TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, IN THE CITY OF MONTGOMERY, STATE OF ALABAMA, ON THE 17TH DAY OF JUNE, 1998.


BLOUNT INTERNATIONAL, INC.                                  BLOUNT, INC.

              By: /s/ HAROLD E. LAYMAN                                    By: /s/ HAROLD E. LAYMAN
  -------------------------------------------------           -------------------------------------------------
                 Name: Harold E. Layman                                    Name: Harold E. Layman
       Title: Executive Vice President -- Finance           Title: Executive Vice President -- Finance Operations
           Operations and Chief Financial Officer                           and Chief Financial Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT THERETO HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES (FOR BOTH REGISTRANTS) AND ON THE DATES INDICATED.


                   SIGNATURES                                     TITLE                      DATE
                   ----------                                     -----                      ----
                       *                            Chairman of the Board and            June 17, 1998
------------------------------------------------      Director
                Winton M. Blount

                       *                            President and Chief Executive        June 17, 1998
------------------------------------------------      Officer and Director
               John M. Panettiere

                       *                            Director                             June 17, 1998
------------------------------------------------
                 Haley Barbour

                                                    Director                             June 17, 1998
------------------------------------------------
                Samuel R. Blount

                       *                            Director                             June 17, 1998
------------------------------------------------
               W. Houston Blount

                       *                            Director                             June 17, 1998
------------------------------------------------
              R. Eugene Cartledge

                       *                            Director                             June 17, 1998
------------------------------------------------
                C. Todd Conover

                   SIGNATURES                                     TITLE                      DATE
                   ----------                                     -----                      ----
                       *                            Director                             June 17, 1998
------------------------------------------------
                 H. Corbin Day

                       *                            Director                             June 17, 1998
------------------------------------------------
                Emory M. Folmar

                       *                            Director                             June 17, 1998
------------------------------------------------
                 Mary D. Nelson

                       *                            Director                             June 17, 1998
------------------------------------------------
                Arthur P. Ronan

                       *                            Director                             June 17, 1998
------------------------------------------------
               Andrew A. Sorensen

              /s/ HAROLD E. LAYMAN                  Executive Vice                       June 17, 1998
------------------------------------------------      President -- Finance Operations
                Harold E. Layman                      and Chief Financial Officer

           /s/ RODNEY W. BLANKENSHIP                Vice President and Controller        June 17, 1998
------------------------------------------------      (Chief Accounting Officer)
             Rodney W. Blankenship

        *By: /s/ RICHARD H. IRVING, III             Attorney-in-fact                     June 17, 1998
   ------------------------------------------
             Richard H. Irving, III

                                 EXHIBIT INDEX


EXHIBIT                            DESCRIPTION                           PAGE
-------                            -----------                           ----
   *1      Form of Underwriting Agreement..............................
    2      Stock Purchase Agreement, dated November 4, 1997, by and
           among Blount, Inc., Hoffman Enclosures Inc., Pentair, Inc.
           and Federal-Hoffman, Inc., relating to the acquisition of
           Federal Cartridge Company (filed by incorporation by
           reference to Exhibit 2 to Form 8-K dated November 4, 1997, file no. 001-11549).........................................
   *4(a)   Form of Indenture relating to the Notes and Guarantee
           between the Company and LaSalle National Bank, as Trustee...
    4(b)   Form of Note and Guarantee (included in Sections 202 and 203 of Exhibit 4(a) above)......................................
   *5      Opinion of Cleary, Gottlieb, Steen & Hamilton as to legality of the Notes and Guarantee..................................
  *12      Computation of ratio of earnings to fixed charges...........
  *23(a)   Consent of Coopers & Lybrand L.L.P., Independent
           Accountants.................................................
  *23(b)   Consent of Deloitte & Touche LLP, Independent Auditors......
   23(c)   Consent of Cleary, Gottlieb, Steen & Hamilton (included in their opinion filed as Exhibit 5)...........................
  *24      Powers of Attorney..........................................
   25      Form T-1 Statement of Eligibility and Qualification of
           LaSalle National Bank under the Trust Indenture Act of
           1939........................................................


---------------
* Previously filed.